UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

RUTH’S CHRIS STEAK HOUSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 Hessmer Avenue, Metairie, Louisiana 70002

(Address of principal executive offices, including zip code)

(504) 454-6560

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Dislosure

On August 30, 2005, the Company issued a press release containing information relating to the impact of Hurricane Katrina on the Company’s operations. A copy of the press release is being furnished as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate Exhibit 99.1 or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by Ruth’s Chris Steak House, Inc., dated August 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S CHRIS STEAK HOUSE, INC.

/s/ Craig S. Miller
Date: August 30, 2005	Name:	Craig S. Miller
	Title:	President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Ruth’s Chris Steak House, Inc., dated August 30, 2005.